UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 4, 2014

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Synaptics Incorporated (“Synaptics”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information in the form of a press release released on December 4, 2014, and attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by Synaptics.

Synaptics does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in Synaptics’ expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based. The text included with this Current Report on Form 8-K is available on Synaptics’ website located at www.synaptics.com, although Synaptics reserves the right to discontinue that availability at any time.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (e)

On December 4, 2014, Synaptics issued a press release announcing the decision of Kathy Bayless to retire as Synaptics’ Senior Vice President and Chief Financial Officer effective in February 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in this Item 5.02 by reference.

When Ms. Bayless retires in February 2015, Ms. Bayless has agreed to enter into a Separation Agreement and Release with Synaptics under which Ms. Bayless will release all claims she may have against Synaptics in exchange for: (i) a cash payment equal to six months’ of her annual base salary, or $177,500; (ii) six months of COBRA continuation coverage under Synaptics’ health insurance benefit plan; (iii) a time-based pro rata amount of her fiscal year 2015 target cash bonus of $230,750, provided that such payment shall be no less than $115,375; (iv) executive outplacement services for a period of six months after her retirement; and (v) an extension of the exercise period for Ms. Bayless’ outstanding vested options from 90 days to 180 days after her retirement. All remaining unvested equity incentives will cease vesting and be forfeited on Ms. Bayless’ retirement date. Ms. Bayless is additionally: (i) obligated to keep Synaptics information confidential; (ii) prohibited from disparaging Synaptics and its related parties; and (iii) prohibited from soliciting Synaptics’ employees and consultants for 12 months following her retirement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1	Press release from Synaptics Incorporated dated December 4, 2014, entitled “Synaptics Announces Retirement of CFO; Raises Second Quarter Fiscal 2015 Revenue Guidance.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: December 4, 2014	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release from Synaptics Incorporated dated December 4, 2014, entitled “Synaptics Announces Retirement of CFO; Raises Second Quarter Fiscal 2015 Revenue Guidance.”